UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C. 20549


                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of
              the Securities Exchange Act of 1934


                 Date of Report:  June 16, 2003
               (Date of earliest event reported)


                       VASOMEDICAL, INC.
     (Exact name of registrant as Specified in its Charter)


   Delaware                0-18105                    11-2871434
  ----------              ---------                   ----------
(State or other           Commission               (I.R.S. Employer
jurisdiction of           File Number)            Identification Number)
incorporation or
organization)

180 Linden Avenue, Westbury, New York                    11590
-------------------------------------                    -----
(Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, Including Area Code  (516) 997-4600
                                                    --------------


-------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Item 5.     Other Events

     On February 14, 2003 the Company was notified by the Nasdaq Stock Market, Inc. ("Nasdaq") that it was not in compliance with the minimum $1.00 per share requirement for continued inclusion and that it would be provided 180 days to regain compliance.

     On June 16, 2003, Nasdaq notified the Company that since the closing bid price of the Company's common stock had been at $1.00 per share or greater for at least ten consecutive trading days, the Company has regained compliance and that the issue of non-compliance has been closed.



                           SIGNATURE
                           ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                VASOMEDICAL, INC.


                                By:   /s/ Joseph A. Giacalone
                                      -----------------------
                                      Joseph A. Giacalone
                                      Chief Financial Officer

Dated:   June 20, 2003